                                                                   Exhibit 99.4


By his execution hereof, the undersigned hereby consents to being named as a director of Forrester Research, Inc. in the Registration Statement on Form S-1 as set forth therein.


Date: 9/19/96                              Signature: /s/ Michael H. Welles
     ------------------------------                  --------------------------
                                                     Michael H. Welles